OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND

Supplement dated March 16, 2010 to the Prospectus and
Statement of Additional Information dated December 29, 2009

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Principal Protected Main Street Fund (the "Fund"), each dated December 29, 2009, and is in addition to any other supplements. Capitalized terms used herein are as defined in the Prospectus.

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that, after August 5, 2010 (the "Maturity Date"), the Fund reorganize with and into the underlying fund, Oppenheimer Main Street Fund ("Main Street Fund") (the "Reorganization"). As discussed in the Fund’s Prospectus, shareholder approval is not required for the Reorganization and therefore shareholders will not receive a proxy statement or be asked to vote on the Reorganization. The Board unanimously approved that an Agreement and Plan of Reorganization be entered into between the Fund and Main Street Fund, pursuant to which Main Street Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for shares of Main Street Fund. Fund shareholders will receive shares of Main Street Fund equal in value to the value of the net assets of the shares of the Fund they hold immediately prior to the Reorganization. The shares of Main Street Fund to be received by shareholders of the Fund will be issued at net asset value without a sales charge and will not be subject to any contingent deferred sales charge. The Reorganization is expected to be tax-free for both the Fund and Main Street Fund and their respective shareholders. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

Prior to the Reorganization, Fund shareholders may redeem their shares or exchange them for shares of the same class of another Oppenheimer fund that offers an exchange privilege. If the net asset value of Fund shares is higher than the Warranty Amount on the Maturity date, no Warranty Amount would apply to such redemptions or exchanges or to the value of shares subject to the Reorganization. The net asset value of Fund shares is currently higher than the applicable Warranty Amount, but may be either higher or lower than that amount on the Maturity Date. The Fund will not be opened to new investments after the Maturity Date.

On or about June 1, 2010, Fund shareholders of record will receive a prospectus for Main Street Fund and an information statement with further details regarding the Reorganization. The Reorganization is expected to take place on or about August 13, 2010.

March 16, 2010                                                                                                                                       PS0676.008